UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 12, 2024
Olaplex Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40860	87-1242679
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
432 Park Avenue South, Third Floor, New York, NY 10016
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (310) 691-0776
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	OLPX	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
As described under Item 5.07 of this Current Report on Form 8-K, on June 12, 2024, at the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Olaplex Holdings, Inc. (the “Company”), upon the recommendation of the Company’s Board of Directors (the “Board”), the Company’s stockholders approved an Amendment to the Company’s Restated Certificate of Incorporation to reflect Delaware law provisions allowing officer exculpation and to remove obsolete provisions (the “Amendment”). The Amendment is further described under “Proposal 4: Amendment to the Restated Certificate of Incorporation to Reflect Delaware Law Provisions Allowing Officer Exculpation and to Remove Obsolete Provisions” on pages 64-65 of the Company’s Definitive Proxy Statement on Schedule 14A, filed with the U.S. Securities and Exchange Commission on April 22, 2024.
The Company filed the Certificate of Amendment to the Company’s Restated Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware on June 12, 2024, which became effective immediately upon filing.
The foregoing description of the Amendment is a summary and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.
Item 5.07 Submission of Matters to a Vote of Security Holders.
On June 12, 2024, the Company held its Annual Meeting. At the Annual Meeting, the Company’s stockholders voted on the following four proposals, the results of which are set forth below.
Proposal 1 - Election of Directors
Each of the three nominees listed below were elected as Class III directors at the Annual Meeting to serve on the Company’s Board for a term of three years expiring at the Company’s 2027 Annual Meeting of Stockholders, based on the following votes:

	For	Withheld	Broker Non-Votes
Amanda Baldwin	551,538,295	20,908,987	13,310,335
Christine Dagousset	538,975,147	33,472,135	13,310,335
Tricia Glynn	537,515,736	34,931,546	13,310,335
Proposal 2 - Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers for the Fiscal Year Ended December 31, 2023
The stockholders voted on a non-binding advisory basis to approve the compensation of the Company’s named executive officers during the fiscal year ended December 31, 2023, based on the following votes:

For	Against	Abstained	Broker Non-Votes
523,166,509	49,123,746	157,027	13,310,335
Proposal 3 - Ratification of Appointment of Independent Registered Public Accounting Firm
The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, based on the following votes:

For	Against	Abstained
585,644,091	71,248	42,278
Proposal 4 - Amendment to the Company’s Restated Certificate of Incorporation
The stockholders approved the Amendment to reflect Delaware law provisions allowing officer exculpation and to remove obsolete provisions, based on the following votes:

For	Against	Abstained	Broker Non-Votes
530,239,856	42,122,059	85,367	13,310,335
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit	Description
3.1	Certificate of Amendment to the Restated Certificate of Incorporation of Olaplex Holdings, Inc., dated June 12, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: June 14, 2024	Olaplex Holdings, Inc.

	By:	/s/ Amanda Baldwin
	Name:	Amanda Baldwin
	Title:	Chief Executive Officer